PHOENIX INVESTMENT PARTNERS

                                  ANNUAL REPORT

                                                     AUGUST 31, 2001

HOLLISTER

                                                >  Phoenix-Hollister
                                                   Small Cap Value Fund

                                                >  Phoenix-Hollister
                                                   Value Equity Fund



[GRAPHIC OMITTED]
PHOENIX
INVESTMENT PARTNERS
A MEMBER OF THE PHOENIX COMPANIES, INC.

MESSAGE FROM THE PRESIDENT

DEAR SHAREHOLDER:

[GRAPHIC OF PHILIP R. MCLOUGHLIN OMITTED]

   All of us at Phoenix Investment Partners extend our heartfelt sympathy to the victims, friends, and families affected by the tragic events of September 11. Words cannot express the depths of the loss we feel as a member of the tight-knit financial services family and the human community at large.
   Despite the temporary disruption to market-related activities, Phoenix Investment Partners has remained focused on meeting our fiduciary responsibilities. We want to assure you that, throughout our organization, all of our business, operational, and trading systems were unaffected, and appropriate backup systems are securely in place. We are strongly positioned to continue to serve your investment needs and manage the assets entrusted to us.
   Our focus remains on helping investors keep a long-term perspective. This has always been a fundamental investing principle, but it will become even more meaningful in the days ahead. Using history as a guide, we have seen that securities markets are typically resilient and have recovered with time after significant world events. Our investment partners have been managing assets for decades and have firsthand experience dealing with uncertain market environments. You can read their perspectives on the current state of the financial markets on our Web site WWW.PHOENIXINVESTMENTS.COM.
   As unsettling as the events of the past couple of months have been, investors must resolve not to make emotion-driven, short-term decisions that could impact their long-term investment success. During these uncertain times, we strongly urge you to consult with your financial advisor for help in making decisions most appropriate for your long-term financial plan.

Sincerely,


/S/PHILIP R. MCLOUGHLIN

Philip R. McLoughlin

OCTOBER 1, 2001

--------------------------------------------------------------------------------
Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.
--------------------------------------------------------------------------------

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is designed for long-term investors seeking capital appreciation. Investors should note that the risks of investing in small-company stocks may include relatively low trading volumes, a greater degree of change in earnings, and greater short-term volatility.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED AUGUST 31, 2001?

A: For the fiscal year ended August 31, 2001, Class A shares fell 14.24%, and Class B shares and Class C shares declined 14.89%. The Russell 2000 Index lost 11.63%, and the Russell 2000 Value Index returned 18.04%.1 All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT SECTOR WEIGHTINGS MADE A POSITIVE OR NEGATIVE IMPACT ON PERFORMANCE OVER THE LAST 12 MONTHS?

A: For the 12 months ended August 31, 2001, defensive sectors were our best performers. Areas that made a positive contribution to performance included health care, defense, some capital goods, and consumer staples. Financials, such as banks, brokerage firms, and insurance companies, had mixed results, while the technology and telecommunications sectors have dramatically underperformed.

Q: WHAT ECONOMIC IMPACT DO YOU EXPECT FOLLOWING THE TERRIBLE EVENTS OF SEPTEMBER 11?

A: The economic and psychological repercussions from the tragic events of September 11 have undermined an already faltering economy and declining consumer confidence. In reaction, the Federal Reserve has continued its aggressive campaign to inject liquidity into the system. Prior to the terrorist attacks, the Fed had already cut rates seven times since the beginning of the year.

      Then the Fed lowered rates again on the morning of September 17 before the equity markets reopened after being closed for four days following the attacks. At its Federal Open Market Committee meeting on October 2, the Fed reduced rates once more by 50 basis points, bringing the Fed funds target rate to 2.5%, the lowest level since 1962. In all, the Fed has now cut rates nine times thus far this year in an unprecedented move to bolster the economy. In addition, President Bush has announced that the government will take an active role in helping bring about an economic recovery through strong fiscal policy measures.

      We expect economic data to continue to be weak over the next few months. Consumer confidence has suffered a tremendous shock, and the events of September 11 will, no doubt, have a negative impact on many companies' earnings, especially those in the travel and leisure-related industries.

      However, we have great faith in the economy's ability to reinvent itself. For example, as a result of the terrorist attacks, defense and security-related spending is expected to increase, and with it, prospects for new jobs. There may very well be a shift in sector employment needs that will mitigate the slowdown in other areas of the economy.


1 THE RUSSELL 2000 INDEX MEASURES SMALL-CAPITALIZATION STOCK MARKET TOTAL-RETURN PERFORMANCE, AND THE RUSSELL 2000 VALUE INDEX MEASURES SMALL-CAPITALIZATION, VALUE-ORIENTED STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDICES ARE UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?

A: We believe we could see the markets bottoming in the next four to six weeks in anticipation of an economic recovery beginning in the second or third quarter of next year. Small-cap stocks, in particular, could benefit from the increased liquidity and lower rate environment, since the cost of capital is typically one of their greatest business expenses.

      Our portfolios are defensively positioned to take advantage of the upturn in the economy that we anticipate. Historically, the best performing sectors at this stage in the economic cycle have been defensive areas, such as cyclicals, staples, and financials, which are our largest weightings.

      Investors have been dealt a huge psychological blow, but for patient, long-term investors, this may prove to be an excellent buying opportunity.

                                                                 OCTOBER 5, 2001

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS 1               PERIODS ENDING 8/31/01
--------------------------------------------------------------------------------
                                                     INCEPTION       INCEPTION
                                          1 YEAR     TO 8/31/01         DATE
                                         --------    ----------     ------------
        Class A Shares at NAV2            (14.24)%      13.86%         11/20/97
        Class A Shares at POP3            (19.17)       12.09          11/20/97

        Class B Shares at NAV2            (14.89)       13.04          11/20/97
        Class B Shares with CDSC4         (17.70)       12.66          11/20/97

        Class C Shares at NAV2            (14.89)       13.03          11/20/97
        Class C Shares with CDSC4         (14.89)       13.03          11/20/97

        Russell 2000 Value Index6          18.04         6.78          11/20/97
        Russell 2000 Index7               (11.63)        3.18          11/20/97

1 Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

2 "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.

3 "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.

4 CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.

5 This chart illustrates POP returns on Class A shares and CDSC returns for Class B and Class C shares since inception.

6 The Russell 2000 Value Index is a measure of small-capitalization, value-oriented stock total return performance. The index's performance does not reflect sales charges.

7 The Russell 2000 Index is a measure of small-capitalization stock total return performance. The index's performance does not reflect sales charges. All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  GROWTH OF $10,000                                         PERIODS ENDING 8/31
--------------------------------------------------------------------------------
AS A PERCENTAGE OF EQUITY HOLDINGS

                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

          Phoenix-Hollister   Phoenix-Hollister  Phoenix-Hollister
           Small Cap Value     Small Cap Value    Small Cap Value      Russell 2000        Russell 2000
            Fund Class A 5      Fund Class B 5     Fund Class C 5     Value Index 6          Index 7

11/20/97        $ 9,425            $10,000            $10,000             $10,000            $10,000
 8/31/98        $ 7,668            $ 8,093            $ 8,091             $ 8,370            $ 7,804
 8/31/99        $10,805            $11,320            $11,316             $ 9,549            $10,017
 8/31/00        $17,951            $18,674            $18,669             $10,856            $12,737
 8/31/01        $15,395            $15,694            $15,889             $12,815            $11,256


This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/20/97 (inception of the Fund) in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested.
--------------------------------------------------------------------------------
  SECTOR WEIGHTINGS                                                      8/31/01
--------------------------------------------------------------------------------
                                [GRAPHIC OMITTED]
     EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Financials            36%
Consumer Staples      14
Consumer Cyclicals    11
Capital Goods          9
Health-Care            8
Transportation         6
Basic Materials        5
Other                 11

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT AUGUST 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. Office Depot, Inc.                                                  3.2%
    OPERATES A CHAIN OF RETAIL OFFICE PRODUCTS STORES
 2. Terex Corp.                                                         3.1%
    GLOBAL MANUFACTURER OF EQUIPMENT FOR THE CONSTRUCTION,
    INFRASTRUCTURE AND MINING INDUSTRIES
 3. Valassis Communications, Inc.                                       3.0%
    PRINT MEDIA COMPANY IN THE FIELD OF SALES PROMOTION
 4. Cullen/Frost Bankers, Inc.                                          2.8%
    TEXAS-BASED MULTI-BANK HOLDING COMPANY
 5. Hasbro, Inc.                                                        2.7%
    MANUFACTURES AND MARKETS A DIVERSE LINE OF TOY PRODUCTS AND
    RELATED ITEMS
 6. Doral Financial Corp.                                               2.6%
    A BANK HOLDING COMPANY OPERATING PRIMARILY IN PUERTO RICO
 7. Suiza Foods Corp.                                                   2.4%
    MANUFACTURES AND DISTRIBUTES FRESH MILK AND RELATED
    DAIRY PRODUCTS
 8. Annuity and Life Re (Holdings) Ltd.                                 2.3%
    ANNUITY AND LIFE INSURANCE PROVIDER
 9. Radian Group, Inc.                                                  2.2%
    PROVIDES RESIDENTIAL PRIVATE MORTGAGE INSURANCE
10. Heller Financial, Inc. Class A                                      2.1%
    PROVIDES COMMERCIAL FINANCE SERVICES TO BUSINESSES
--------------------------------------------------------------------------------

                         INVESTMENTS AT AUGUST 31, 2001


                                                         SHARES      VALUE
                                                       ---------  ------------

COMMON STOCKS--88.5%

AEROSPACE/DEFENSE--0.8%
Precision Castparts Corp. ............................    41,000  $  1,407,940

AGRICULTURAL PRODUCTS--0.7%
Fresh Del Monte Produce, Inc.(b) .....................    80,000     1,188,000

AIR FREIGHT--0.6%
Airborne, Inc. .......................................    70,800       960,048

AIRLINES--3.3%
Continental Airlines, Inc. Class B(b) ................    43,000     1,875,660
Northwest Airlines Corp.(b) ..........................   113,000     2,382,040
US Airways Group, Inc.(b) ............................   110,300     1,400,810
                                                                  ------------
                                                                     5,658,510
                                                                  ------------
BANKS (REGIONAL)--6.3%
Commerce Bancshares, Inc. ............................    28,700     1,159,193
Cullen/Frost Bankers, Inc. ...........................   136,400     4,876,300
Hibernia Corp. .......................................   137,200     2,372,188
Southwest Bancorp. of Texas, Inc.(b) .................    60,000     1,922,400
Sterling Bancshares, Inc. ............................    26,700       587,667
                                                                  ------------
                                                                    10,917,748
                                                                  ------------
BIOTECHNOLOGY--1.0%
Cell Genesys, Inc.(b) ................................    90,000     1,714,500

BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Mediacom Communications Corp.(b) .....................   100,000     1,728,000

CHEMICAL (SPECIALTY)--0.6%
Fuller (H.B.) Co. ....................................    20,000     1,073,400




                                                         SHARES      VALUE
                                                       ---------  ------------

CHEMICALS--2.7%
Georgia Gulf Corp. ...................................   110,000  $  1,828,200
Lyondell Chemical Co. ................................    70,000       952,700
Solutia, Inc. ........................................   140,000     1,933,400
                                                                  ------------
                                                                     4,714,300
                                                                  ------------
COMMUNICATIONS EQUIPMENT--0.2%
Spectrasite Holdings, Inc.(b) ........................   150,000       414,000

CONSTRUCTION (CEMENT & AGGREGATES)--0.7%
Texas Industries, Inc. ...............................    30,000     1,245,600

CONSUMER (JEWELRY, NOVELTIES & GIFTS)--1.1%
Lancaster Colony Corp. ...............................    59,900     1,946,750

DISTRIBUTORS (FOOD & HEALTH)--2.3%
Patterson Dental Co.(b) ..............................    60,000     2,057,400
United Natural Foods, Inc.(b) ........................   107,800     1,942,556
                                                                  ------------
                                                                     3,999,956
                                                                  ------------
ELECTRIC COMPANIES--2.2%
El Paso Electric Co.(b) ..............................    88,700     1,321,630
Orion Power Holdings, Inc.(b) ........................    70,000     1,669,500
Puget Energy, Inc. ...................................    36,700       909,426
                                                                  ------------
                                                                     3,900,556
                                                                  ------------
ELECTRICAL EQUIPMENT--0.3%
KEMET Corp.(b) .......................................    30,000       546,000

ELECTRONICS (INSTRUMENTATION)--2.9%
Molecular Devices Corp.(b) ...........................   132,100     2,997,349
Tollgrade Communications, Inc.(b) ....................    91,800     1,992,060
                                                                  ------------
                                                                     4,989,409
                                                                  ------------
                        See Notes to Financial Statements

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

                                                         SHARES      VALUE
                                                       ---------  ------------

ENGINEERING & CONSTRUCTION--1.4%
Quanta Services, Inc.(b) .............................   100,000  $  1,799,000
Shaw Group, Inc. (The)(b) ............................    20,000       547,000
                                                                  ------------
                                                                     2,346,000
                                                                  ------------
FINANCIAL (DIVERSIFIED)--7.9%
Allied Capital Corp. .................................    85,000     2,006,000
Ambac Financial Group, Inc. ..........................    60,000     3,552,000
Doral Financial Corp. ................................   135,300     4,459,488
Heller Financial, Inc. Class A .......................    70,000     3,728,200
                                                                  ------------
                                                                    13,745,688
                                                                  ------------
FOODS--2.4%
Suiza Foods Corp.(b) .................................    73,200     4,244,136

HARDWARE & TOOLS--1.1%
Toro Co. (The) .......................................    42,000     1,913,100

HEALTH CARE (HOSPITAL MANAGEMENT)--1.7%
Health Management Associates, Inc. Class A(b) ........   145,300     2,898,735

HEALTH CARE (MANAGED CARE)--2.8%
Health Net, Inc.(b) ..................................   153,000     2,887,110
Humana, Inc.(b) ......................................   160,000     1,920,000
                                                                  ------------
                                                                     4,807,110
                                                                  ------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.0%
ATS Medical, Inc.(b) .................................   230,000     2,212,600
DENTSPLY International, Inc. .........................    30,000     1,338,600
                                                                  ------------
                                                                     3,551,200
                                                                  ------------
INSURANCE (PROPERTY-CASUALTY)--4.4%
Commerce Group, Inc. (The) ...........................    47,500     1,776,500
Horace Mann Educators Corp. ..........................    60,000     1,212,000
Ohio Casualty Corp.(b) ...............................    70,000       966,700
Radian Group, Inc. ...................................    93,600     3,754,296
                                                                  ------------
                                                                     7,709,496
                                                                  ------------
INVESTMENT MANAGEMENT--0.2%
American Capital Strategies, Ltd. ....................    12,400       349,928

LEISURE TIME (PRODUCTS)--2.7%
Hasbro, Inc. .........................................   268,900     4,662,726

MACHINERY (DIVERSIFIED)--3.6%
Measurement Specialties, Inc.(b) .....................    57,800       881,450
Terex Corp.(b) .......................................   244,000     5,407,040
                                                                  ------------
                                                                     6,288,490
                                                                  ------------
MANUFACTURING (DIVERSIFIED)--1.2%
Trinity Industries, Inc. .............................    80,400     2,003,568

MANUFACTURING (SPECIALIZED)--1.3%
York International Corp. .............................    60,000     2,280,000



                                                         SHARES      VALUE
                                                       ---------  ------------

OIL & GAS (EXPLORATION & PRODUCTION)--4.6%
Dreyfus (Louis) Natural Gas Corp.(b) .................    78,000  $  2,593,500
Mitchell Energy & Development Corp. Class A ..........    61,000     3,496,520
Spinnaker Exploration Co.(b) .........................    50,000     1,915,000
                                                                  ------------
                                                                     8,005,020
                                                                  ------------
POWER PRODUCERS (INDEPENDENT)--0.6%
Calpine Corp.(b) .....................................    30,000       990,600

REITS--3.0%
Health Care Property Investors, Inc. .................     4,800       170,208
Health Care REIT, Inc. ...............................    95,000     2,352,200
Healthcare Realty Trust, Inc. ........................    51,000     1,334,160
Prentiss Properties Trust ............................    50,000     1,416,500
                                                                  ------------
                                                                     5,273,068
                                                                  ------------
RESTAURANTS--3.3%
Outback Steakhouse, Inc.(b) ..........................    80,000     2,340,000
Wendy's International, Inc. ..........................   120,000     3,406,800
                                                                  ------------
                                                                     5,746,800
                                                                  ------------
RETAIL (SPECIALTY)--3.2%
Office Depot, Inc.(b) ................................   394,100     5,477,990

SAVINGS & LOAN COMPANIES--5.0%
Dime Bancorp, Inc. ...................................    90,000     3,474,000
Golden State Bancorp, Inc. ...........................    90,000     2,701,800
Net.B@nk, Inc.(b) ....................................   216,600     1,776,120
Washington Federal, Inc. .............................    32,800       814,096
                                                                  ------------
                                                                     8,766,016
                                                                  ------------
SERVICES (DATA PROCESSING)--1.4%
Alliance Data Systems Corp.(b) .......................   163,100     2,487,275

SERVICES (EMPLOYMENT)--1.3%
Manpower, Inc. .......................................    71,100     2,191,302

SPECIALTY PRINTING--3.0%
Valassis Communications, Inc.(b) .....................   148,700     5,266,954

TEXTILES (APPAREL)--1.0%
Hilfiger (Tommy) Corp.(b) ............................   139,100     1,794,390

TEXTILES (SPECIALTY)--1.1%
Uniroyal Technology Corp.(b) .........................   330,000     1,907,400

TRUCKERS--1.6%
CNF, Inc. ............................................    59,100     1,774,773
Hunt (J.B.) Transport Services, Inc.(b) ..............    40,000       928,400
                                                                  ------------
                                                                     2,703,173
                                                                  ------------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $144,529,186)                                     153,814,882
--------------------------------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-HOLLISTER SMALL CAP VALUE FUND


                                                         SHARES      VALUE
                                                       ---------  ------------

FOREIGN COMMON STOCKS--4.3%

INSURANCE (LIFE/HEALTH)--2.3%
Annuity and Life Re (Holdings) Ltd. (Bermuda) ........   115,000  $  3,993,950

INSURANCE (PROPERTY-CASUALTY)--2.0%
RenaissanceRe Holdings Ltd. (Bermuda) ................    50,000     3,567,500
--------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $5,263,425)                                         7,561,450
--------------------------------------------------------------------------------

MUTUAL FUNDS--2.4%

iShares Russell 2000 Index Fund ......................     8,000       751,120
iShares Russell 2000 Value Index Fund ................    27,200     3,440,528
--------------------------------------------------------------------------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $4,204,880)                                         4,191,648
--------------------------------------------------------------------------------

UNIT INVESTMENT TRUSTS--1.6%

AMEX Basic Industries Select Sector Depository
Receipts .............................................    55,000     1,198,450

AMEX Financial Select Sector Depository Receipts .....    63,000     1,655,010
--------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $2,814,717)                                         2,853,460
--------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--96.8%
(IDENTIFIED COST $156,812,208)                                     168,421,440
--------------------------------------------------------------------------------



                                          STANDARD
                                          & POOR'S       PAR
                                           RATING       VALUE
                                         (Unaudited)    (000)       VALUE
                                        ------------    -------  ------------

SHORT TERM OBLIGATIONS--1.4%

COMMERCIAL PAPER--1.4%
Lexington Parker Capital Co. LLC
3.70%, 9/4/01                                A-1         $2,400  $  2,399,260
-------------------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $2,399,260)                                        2,399,260
-------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.2%
(IDENTIFIED COST $159,211,468)                                    170,820,700(a)
Other assets and liabilites, net--1.8%                              3,073,421
                                                                 ------------

NET ASSETS--100%                                                 $173,894,121
                                                                 ============




(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,845,159 and gross depreciation of $7,615,100 for federal income tax purposes. At August 31, 2001, the aggregate cost of securities for federal tax purposes was $161,590,641.
(b)  Non-income producing.

                        See Notes to Financial Statements

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2001

ASSETS
Investment securities at value
   (Identified cost $159,211,468)            $170,820,700
Cash                                                2,079
Receivables
   Investment securities sold                   3,194,228
   Fund shares sold                               802,788
   Dividends and interest                         106,259
   Receivable from adviser                          3,456
                                             ------------
     Total assets                             174,929,510
                                             ------------
LIABILITIES
Payables
   Fund shares repurchased                        357,624
   Investment securities purchased                350,666
   Investment advisory fee                         91,253
   Distribution fee                                91,380
   Transfer agent fee                              41,012
   Financial agent fee                             15,488
   Trustees' fee                                    8,132
Accrued expenses                                   79,834
                                             ------------
     Total liabilities                          1,035,389
                                             ------------
NET ASSETS                                   $173,894,121
                                             ============

NET ASSETS CONSIST OF:
Capital paid in on shares of
   beneficial interest                       $186,085,402
Accumulated net realized loss                 (23,800,513)
Net unrealized appreciation                    11,609,232
                                             ------------
NET ASSETS                                   $173,894,121
                                             ============

CLASS A
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $88,174,114)                     6,929,225
Net asset value per share                          $12.72
Offering price per share $12.72/(1-5.75%)          $13.50

CLASS B
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $40,269,702)                     3,270,084
Net asset value and offering price per share       $12.31

CLASS C
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $45,450,305)                     3,691,542
Net asset value and offering price per share       $12.31


                             STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
Dividends                                                $ 1,125,107
Interest                                                     484,541
Foreign taxes withheld                                        (1,877)
                                                        ------------
     Total investment income                               1,607,771
                                                        ------------
EXPENSES
Investment advisory fee                                    1,423,543
Distribution fee, Class A                                    222,677
Distribution fee, Class B                                    326,251
Distribution fee, Class C                                    364,757
Financial agent fee                                          166,488
Transfer agent                                               281,756
Registration                                                  70,400
Printing                                                      67,682
Professional                                                  29,752
Custodian                                                     28,594
Trustees                                                      22,880
Miscellaneous                                                 11,070
                                                        ------------
     Total expenses                                        3,015,850
     Less expenses borne by investment adviser              (279,611)
     Custodian fees paid indirectly                           (3,582)
                                                        ------------
     Net expenses                                          2,732,657
                                                        ------------
NET INVESTMENT LOSS                                       (1,124,886)
                                                        ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized loss on securities                          (19,876,866)
Net change in unrealized appreciation
(depreciation) on investments                             (4,117,826)
                                                        ------------
NET LOSS ON INVESTMENTS                                  (23,994,692)
                                                        ------------
NET DECREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                       $(25,119,578)
                                                        ============


                        See Notes to Financial Statements

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                                      Year Ended    Year Ended
                                                                                                        8/31/01       8/31/00
                                                                                                     ------------  ------------
FROM OPERATIONS
   Net investment income (loss)                                                                      $ (1,124,886) $   (658,763)
   Net realized gain (loss)                                                                           (19,876,866)   24,693,450
   Net change in unrealized appreciation (depreciation)                                                (4,117,826)   12,266,168
                                                                                                     ------------  ------------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                        (25,119,578)   36,300,855
                                                                                                     ------------  ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains, Class A                                                                        (11,840,915)   (2,234,451)
   Net realized gains, Class B                                                                         (4,144,189)     (731,921)
   Net realized gains, Class C                                                                         (4,624,018)     (554,210)
   In excess of net realized gains, Class A                                                            (1,948,585)           --
   In excess of net realized gains, Class B                                                              (681,983)           --
   In excess of net realized gains, Class C                                                              (760,946)           --
                                                                                                     ------------  ------------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                          (24,000,636)   (3,520,582)
                                                                                                     ------------  ------------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (4,439,627 and 2,837,654 shares, respectively)                        64,132,346    44,871,985
   Net asset value of shares issued from reinvestment of distributions
     (933,117 and 146,701 shares, respectively)                                                        12,578,381     2,021,532
   Cost of shares repurchased (2,870,749 and 917,508 shares, respectively)                            (39,861,105)  (14,822,045)
                                                                                                     ------------  ------------
Total                                                                                                  36,849,622    32,071,472
                                                                                                     ------------  ------------
CLASS B
   Proceeds from sales of shares (1,756,123 and 807,290 shares, respectively)                          23,859,681    12,658,205
   Net asset value of shares issued from reinvestment of
      distributions (344,090 and 51,822 shares, respectively)                                           4,511,062       703,223
   Cost of shares repurchased (348,168 and 183,720 shares, respectively)                               (4,728,488)   (2,842,406)
                                                                                                     ------------  ------------
Total                                                                                                  23,642,255    10,519,022
                                                                                                     ------------  ------------
CLASS C
   Proceeds from sales of shares (1,989,186 and 1,055,119 shares, respectively)                        27,302,500    16,211,920
   Net asset value of shares issued from reinvestment of distributions
     (378,966 and 38,106 shares, respectively)                                                          4,968,110       517,092
   Cost of shares repurchased (275,918 and 67,758 shares, respectively)                                (3,672,131)   (1,061,504)
                                                                                                     ------------  ------------
Total                                                                                                  28,598,479    15,667,508
                                                                                                     ------------  ------------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                           89,090,356    58,258,002
                                                                                                     ------------  ------------
   NET INCREASE (DECREASE) IN NET ASSETS                                                               39,970,142    91,038,275

NET ASSETS
   Beginning of period                                                                                133,923,979    42,885,704
                                                                                                     ------------  ------------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF $0 AND $0, RESPECTIVELY]   $173,894,121  $133,923,979
                                                                                                     ============  ============


                        See Notes to Financial Statements

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                         CLASS A
                                                 -----------------------------------------------------
                                                                                              FROM
                                                         YEAR ENDED AUGUST 31               INCEPTION
                                                 -------------------------------------     11/20/97 TO
                                                      2001          2000         1999        8/31/98
Net asset value, beginning of period                 $17.90        $11.41       $ 8.11         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                    (0.05)        (0.08)        0.01          (0.01)
   Net realized and unrealized gain (loss)            (2.34)         7.38         3.31          (1.85)
                                                     ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                 (2.39)         7.30         3.32          (1.86)
                                                     ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                  (2.40)        (0.81)       (0.02)            --
   In excess of net realized gains                    (0.39)           --           --             --
   In excess of net investment income                    --            --           --          (0.03)
                                                     ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                              (2.79)        (0.81)       (0.02)         (0.03)
                                                     ------        ------       ------         ------
Change in net asset value                             (5.18)         6.49         3.30          (1.89)
                                                     ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                       $12.72        $17.90       $11.41         $ 8.11
                                                     ======        ======       ======         ======
Total return(2)                                      (14.24)%       66.15%       40.90%        (18.64)%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $88,174       $79,254      $26,926        $14,519
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                               1.40%(7)      1.40%(7)     1.40%          1.40%(6)
   Net investment income (loss)                       (0.39)%       (0.45)%       0.15%         (0.14)%(6)
Portfolio turnover                                      229%          191%         203%           105%(5)

                                                                         CLASS B
                                                 -----------------------------------------------------
                                                                                              FROM
                                                         YEAR ENDED AUGUST 31               INCEPTION
                                                 -------------------------------------    11/20/97 TO
                                                      2001          2000         1999        8/31/98
Net asset value, beginning of period                 $17.54        $11.27       $ 8.07         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                    (0.16)        (0.19)       (0.06)         (0.08)
   Net realized and unrealized gain (loss)            (2.28)         7.27         3.28          (1.82)
                                                     ------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                 (2.44)         7.08         3.22          (1.90)
                                                     ------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains                  (2.40)        (0.81)       (0.02)            --
   In excess of net realized gains                    (0.39)           --           --             --
   In excess of net investment income                    --            --           --          (0.03)
                                                     ------        ------       ------         ------
     TOTAL DISTRIBUTIONS                              (2.79)        (0.81)       (0.02)         (0.03)
                                                     ------        ------       ------         ------
Change in net asset value                             (5.23)         6.27         3.20          (1.93)
                                                     ------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                       $12.31        $17.54       $11.27         $ 8.07
                                                     ======        ======       ======         ======
Total return(2)                                      (14.89)%       64.97%       39.86%        (19.07)%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)            $40,270       $26,625       $9,494         $5,922
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                               2.15%(7)      2.15%(7)     2.15%          2.15%(6)
   Net investment income (loss)                       (1.14)%       (1.20)%      (0.60)%        (1.01)%(6)
Portfolio turnover                                      229%          191%         203%           105%(5)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.58%, 1.67%,
    1.87% and 3.12% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.33%, 2.42%,
    2.62% and 3.87% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(5) Not annualized.
(6) Annualized.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-HOLLISTER SMALL CAP VALUE FUND

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS C
                                                 --------------------------------------------------
                                                                                           FROM
                                                      YEAR ENDED AUGUST 31              INCEPTION
                                                 ----------------------------------    11/20/97 TO
                                                  2001          2000         1999        8/31/98
Net asset value, beginning of period              $17.54        $11.27       $ 8.07         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                 (0.16)        (0.19)       (0.06)         (0.08)
   Net realized and unrealized gain (loss)         (2.28)         7.27         3.28          (1.82)
                                                 -------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS              (2.44)         7.08         3.22          (1.90)
                                                 -------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net realized gains               (2.40)        (0.81)       (0.02)            --
   In excess net realized gains                    (0.39)           --           --             --
   In excess of net investment income                 --            --           --          (0.03)
                                                 -------        ------       ------         ------
     TOTAL DISTRIBUTIONS                           (2.79)        (0.81)       (0.02)         (0.03)
                                                 -------        ------       ------         ------
Change in net asset value                          (5.23)         6.27         3.20          (1.93)
                                                 -------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                    $12.31        $17.54       $11.27         $ 8.07
                                                 -------        ------       ------         ------
Total return(2)                                   (14.89)%       64.97 %      39.86%        (19.09)%(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)         $45,450       $28,046       $6,465         $2,770
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                            2.15%(6)      2.15%(6)     2.15%          2.15%(5)
   Net investment income (loss)                    (1.14)%       (1.20)%      (0.60) %       (0.98)%(5)
Portfolio turnover                                   229%          191%         203%           105%(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.33%, 2.42%,
    2.62% and 3.87% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(4) Not annualized.
(5) Annualized.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-HOLLISTER VALUE EQUITY FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is designed for long-term investors seeking capital appreciation by investing in a diversified portfolio of attractively valued stocks with the potential for price appreciation.

Q: HOW DID THE FUND PERFORM OVER THE 12 MONTHS ENDED AUGUST 31, 2001?

A: For the fiscal year ended August 31, 2001, Class A shares fell 6.71%, Class B shares declined 7.42%, and Class C shares lost 7.41%, outperforming our benchmark, the S&P 500 Index1, which had a negative return of 24.39%. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT MARKET FACTORS AFFECTED PERFORMANCE, IN YOUR VIEW?

A: The 12 months from August 2000 through August 2001 covered in this report were in marked contrast to the year before. During the latter part of 2000, we began to see an end to the market's long-running exuberance. By year-end, investors' infatuation with high-flying companies with little or no proven earnings was over. Investor optimism continued to be tested in 2001 in a market environment characterized by slowing economic activity and deteriorating corporate profits. Many stocks plummeted, including some well-known industry leaders, as a record number of companies "preannounced" earnings shortfalls. In this uncertain market environment, we are pleased that our portfolio significantly outperformed on a relative basis.

Q: WHAT SPECIFIC STOCKS HELPED OR HURT PERFORMANCE?

A: The stocks that subtracted from performance were in sectors that the overall market was hurt by as well. Some of our technology holdings such as Terayon Communications, Tut Systems, At Home, and Artesyn Technologies had a very difficult 12-month period. The entire sector has been plagued with disappointing earnings "preannoucements." Individual stocks, which also did not perform well over the last 12 months, were Calpine, Orion Power, and Esterline.

Q: COULD YOU BRIEFLY COMMENT ON YOUR ASSESSMENT OF THE FINANCIAL MARKETS FOLLOWING THE TRAGIC EVENTS OF SEPTEMBER 11, 2001?

A: Our economy suffered a brutal attack and our markets were temporarily halted until September 17. The year 2001 will undoubtedly be traumatic for Main Street as well as Wall Street. However, we firmly believe that our economy and our markets are extremely resilient. They will bounce back and maybe much faster and stronger than people think now. We believe a "V-shape" recovery is very possible. Recovery efforts by the government and industry should have a beneficial impact. The Federal Reserve's aggressive efforts at infusing additional liquidity into the system should also help.

                                                                 OCTOBER 5, 2001


1 THE S&P 500 INDEX MEASURES STOCK MARKET TOTAL-RETURN PERFORMANCE. THE INDEX IS UNMANAGED AND NOT AVAILABLE FOR DIRECT INVESTMENT.

PHOENIX-HOLLISTER VALUE EQUITY FUND

-----------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS(1)                      PERIODS ENDING 8/31/01
-----------------------------------------------------------------------------
                                                 INCEPTION        INCEPTION
                                      1 YEAR     TO 8/31/01         DATE
                                      -------    ----------       ---------
    Class A Shares at NAV(2)           (6.71)%     9.43%          11/5/97
    Class A Shares at POP(3)          (12.07)      7.75           11/5/97

    Class B Shares at NAV(2)           (7.42)      8.60           11/5/97
    Class B Shares with CDSC(4)       (10.78)      8.18           11/5/97

    Class C Shares at NAV(2)           (7.41)      8.61           11/5/97
    Class C Shares with CDSC(4)        (7.41)      8.61           11/5/97

    S&P 500 Index(6)                  (24.39)      6.43           11/5/97

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 5.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A shares and CDSC returns for Class B and Class C shares since inception.
(6) The S&P 500 Index is a measure of stock market total return performance.
    The index's performance does not reflect sales charges.
All returns  represent  past  performance  which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
-----------------------------------------------------------------------
GROWTH OF $10,000                                     PERIODS ENDING 8/31
-----------------------------------------------------------------------

AS A PERCENTAGE OF EQUITY HOLDINGS

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

      Phoenix-Hollister   Phoenix-Hollister   Phoenix-Hollister
      Value Equity Fund   Value Equity Fund   Value Equity Fund  S&P 500
          Class A 5           Class B 5         Class C 5        Index(6)


11/4/97     $ 9,425          $10,000              $10,000         $10,000
8/31/98     $ 8,456          $ 8,908              $ 8,914         $10,310
8/31/99     $11,491          $12,031              $12,027         $14,421
8/31/00     $14,261          $14,808              $14,813         $16,785
8/31/01     $13,305          $13,509              $13,715         $12,690

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
-----------------------------------------------------------------------
SECTOR WEIGHTINGS                                             8/31/01
-----------------------------------------------------------------------

Financials               33%
Capital Goods            15
Consumer Staples         12
Basic Materials          11
Communication Services    6
Transportation            6
Health-Care               5
Other                    12

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 11/5/97 (inception of the Fund) in Class A, Class B and Class C shares. The total return for Class A shares reflects the maximum sales charge of 5.75% on the initial investment. The total return for Class B shares reflects the CDSC charges which decline from 5% to 0% over a five year period. The total return for Class C shares reflects the CDSC charges which are 1% in the first year and 0% thereafter. Performance assumes dividends and capital gains are reinvested.

PHOENIX-HOLLISTER VALUE EQUITY FUND


--------------------------------------------------------------------------------
  TEN LARGEST HOLDINGS AT AUGUST 31, 2001 (AS A PERCENTAGE OF TOTAL NET ASSETS)
--------------------------------------------------------------------------------
 1. iShares Russell 1000 Value Index Fund                                 3.9%
    AN INDEX FUND THAT SEEKS INVESTMENT RESULTS THAT CORRESPOND
    TO THE PERFORMANCE OF CERTAIN U.S. LARGE-CAP VALUE STOCKS
 2. Waste Management, Inc.                                                3.0%
    A LEADING WASTE MANAGEMENT SERVICES PROVIDER
 3. Alcoa, Inc.                                                           2.7%
    MAJOR U.S. ALUMINUM PRODUCER
 4. SBC Communications, Inc.                                              2.6%
    PROVIDES WIRELINE AND WIRELESS TELECOMMUNICATIONS SERVICES
 5. Verizon Communications, Inc.                                          2.5%
    WORLD PROVIDER OF HIGH GROWTH COMMUNICATION SERVICES
 6. Philip Morris Cos., Inc.                                              2.5%
    MANUFACTURER AND DISTRIBUTOR OF VARIOUS CONSUMER PRODUCTS
 7. Wells Fargo & Co.                                                     2.3%
    HOLDING COMPANY FOR BANKING-RELATED SUBSIDIARIES
 8. International Paper Co.                                               2.3%
    GLOBAL PAPER AND PACKAGING COMPANY
 9. Illinois Tool Works, Inc.                                             2.2%
    MULTINATIONAL MANUFACTURER OF HIGHLY ENGINEERED PRODUCTS
    AND SPECIALTY SYSTEMS
10. Du Pont (E.I.) de Nemours & Co.                                       2.2%
    CHEMICAL, OIL AND GAS PRODUCER

                         INVESTMENTS AT AUGUST 31, 2001


                                       SHARES     VALUE
                                       ------   ---------

COMMON STOCKS--86.0%

AEROSPACE/DEFENSE--2.4%
Boeing Co. (The) ...................   42,000  $2,150,400
Goodrich Corp. .....................   22,000     705,100
                                               ----------
                                                2,855,500
                                               ----------
AIRLINES--2.4%
Delta Air Lines, Inc. ..............   40,000   1,544,000
Northwest Airlines Corp.(b) ........   62,000   1,306,960
                                               ----------
                                                2,850,960
                                               ----------
ALUMINUM--2.7%
Alcoa, Inc. ........................   83,000   3,163,960

AUTO PARTS & EQUIPMENT--1.2%
TRW, Inc. ..........................   40,000   1,408,000

AUTOMOBILES--1.2%
Ford Motor Co. .....................   70,000   1,390,900

BANKS (MAJOR REGIONAL)--9.3%
Bank One Corp. .....................   50,000   1,734,500
Comerica, Inc. .....................   26,000   1,553,500
FleetBoston Financial Corp. ........    7,600     279,908
Mellon Financial Corp. .............   44,000   1,551,000
PNC Financial Services Group .......   30,000   1,997,700
U.S. Bancorp .......................   48,300   1,170,792
Wells Fargo & Co. ..................   60,000   2,760,600
                                               ----------
                                               11,048,000
                                               ----------
BROADCASTING (TELEVISION,
 RADIO & CABLE)--0.2%
Charter Communications,
 Inc. Class A(b) ...................   12,000     242,400



                                       SHARES     VALUE
                                       ------   ---------

CHEMICALS--4.0%
Dow Chemical Co. (The) .............   60,000  $2,103,600
Du Pont (E.I.) de Nemours & Co. ....   63,000   2,581,110
                                               ----------
                                                4,684,710
                                               ----------
COMPUTERS (SOFTWARE & SERVICES)--0.3%
Microsoft Corp.(b) .................    6,000     342,300

CONSUMER FINANCE--1.3%
MBNA Corp. .........................   44,000   1,529,440

ELECTRIC COMPANIES--0.9%
Dominion Resources, Inc. ...........    5,200     327,340
Entergy Corp. ......................   20,000     770,400
                                               ----------
                                                1,097,740
                                               ----------
FINANCIAL (DIVERSIFIED)--5.0%
Citigroup, Inc. ....................   50,000   2,287,500
Fannie Mae .........................   27,700   2,111,017
Freddie Mac ........................    6,000     377,280
J.P. Morgan Chase & Co. ............   30,400   1,197,760
                                               ----------
                                                5,973,557
                                               ----------
FOODS--1.0%
ConAgra Foods, Inc. ................   50,000   1,147,500

HEALTH CARE (DIVERSIFIED)--1.7%
Bristol-Myers Squibb Co. ...........   36,300   2,037,882

HEALTH CARE (DRUGS-MAJOR
 PHARMACEUTICALS)--1.5%
Schering-Plough Corp. ..............   47,200   1,799,736

HEALTH CARE (MEDICAL PRODUCTS
 & SUPPLIES)--0.7%
Applera Corp.- Applied
 Biosystems Group ..................   30,300     757,803
Zimmer Holdings, Inc.(b) ...........    3,630      98,736
                                               ----------
                                                  856,539
                                               ----------


                        See Notes to Financial Statements

PHOENIX-HOLLISTER VALUE EQUITY FUND


                                       SHARES     VALUE
                                       ------  ----------

INSURANCE (LIFE/HEALTH)--2.1%
AFLAC, Inc. .........................  34,800  $  957,696
MetLife, Inc. .......................  49,000   1,494,500
                                               ----------
                                                2,452,196
                                               ----------
INSURANCE (MULTI-LINE)--2.6%
American International Group, Inc. ..  33,000   2,580,600
Loews Corp. .........................  10,000     488,200
                                               ----------
                                                3,068,800
                                               ----------
INSURANCE (PROPERTY-CASUALTY)--1.0%
Allstate Corp. (The) ................  34,600   1,173,978

INVESTMENT BANKING/BROKERAGE--2.5%
Lehman Brothers Holdings, Inc. ......  36,100   2,369,965
Merrill Lynch & Co., Inc. ...........  10,800     557,280
                                               ----------
                                                2,927,245
                                               ----------
MACHINERY (DIVERSIFIED)--2.1%
Caterpillar, Inc. ...................  49,000   2,450,000

MANUFACTURING (DIVERSIFIED)--6.3%
Illinois Tool Works, Inc. ...........  42,000   2,625,420
Johnson Controls, Inc. ..............  21,000   1,538,250
Textron, Inc. .......................  26,000   1,362,140
United Technologies Corp. ...........  28,000   1,915,200
                                               ----------
                                                7,441,010
                                               ----------
OIL & GAS (DRILLING & EQUIPMENT)--0.4%
Baker Hughes, Inc. ..................  16,000     527,040

OIL & GAS (EXPLORATION & PRODUCTION)--2.1%
Anadarko Petroleum Corp. ............  23,600   1,221,300
Apache Corp. ........................  28,200   1,323,426
                                               ----------
                                                2,544,726
                                               ----------
OIL (INTERNATIONAL INTEGRATED)--1.4%
Exxon Mobil Corp. ...................  42,000   1,686,300

PAPER & FOREST PRODUCTS--3.6%
Georgia-Pacific Group ...............  42,000   1,534,680
International Paper Co. .............  68,000   2,728,160
                                               ----------
                                                4,262,840
                                               ----------
POWER PRODUCERS (INDEPENDENT)--2.3%
AES Corp. (The)(b) ..................  15,000     496,800
Calpine Corp.(b) ....................  66,400   2,192,528
                                               ----------
                                                2,689,328
                                               ----------
RAILROADS--2.9%
CSX Corp. ...........................  66,100   2,335,974
Union Pacific Corp. .................  19,900   1,060,073
                                               ----------
                                                3,396,047
                                               ----------




                                       SHARES     VALUE
                                       ------  ----------

RESTAURANTS--3.1%
McDonald's Corp. ....................  65,000  $1,951,950
Wendy's International, Inc. .........  59,600   1,692,044
                                               ----------
                                                3,643,994
                                               ----------
RETAIL (DRUG STORES)--1.0%
CVS Corp. ...........................  31,900   1,151,909

RETAIL (FOOD CHAINS)--1.9%
Albertson's, Inc. ...................  62,900   2,200,871

RETAIL (GENERAL MERCHANDISE)--1.1%
Kmart Corp.(b) ......................  130,000  1,305,200

SAVINGS & LOAN COMPANIES--1.4%
Washington Mutual, Inc. .............  44,000   1,647,360

TELEPHONE--5.6%
ALLTEL Corp. ........................  10,800     626,400
SBC Communications, Inc. ............  74,000   3,027,340
Verizon Communications, Inc. ........  60,000   3,000,000
                                               ----------
                                                6,653,740
                                               ----------
TOBACCO--3.8%
Philip Morris Cos., Inc. ............  62,000   2,938,800
R.J. Reynolds Tobacco Holdings, Inc.   28,000   1,617,000
                                               ----------
                                                4,555,800
                                               ----------
WASTE MANAGEMENT--3.0%
Waste Management, Inc. .............. 114,900   3,553,857
---------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $102,934,920)                101,761,365
---------------------------------------------------------

FOREIGN COMMON STOCKS--1.4%

FINANCIAL (DIVERSIFIED)--0.7%
XL Capital Ltd. Class A (Bermuda) ...  10,300     854,900

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.7%
GlaxoSmithKline PLC ADR
 (United Kingdom) ...................  14,600     773,070
---------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $1,573,515)                    1,627,970
---------------------------------------------------------

MUTUAL FUNDS--3.9%

iShares Russell 1000 Value Index Fund  82,000   4,618,240
---------------------------------------------------------
TOTAL MUTUAL FUNDS
(IDENTIFIED COST $4,783,180)                    4,618,240
---------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--91.3%
(IDENTIFIED COST $109,291,615)                108,007,575
---------------------------------------------------------

                        See Notes to Financial Statements

PHOENIX-HOLLISTER VALUE EQUITY FUND

                               STANDARD
                               & POOR'S        PAR
                                RATING        VALUE
                              (Unaudited)     (000)       VALUE
                              -----------     -----       -----


SHORT TERM OBLIGATIONS--8.3%

COMMERCIAL PAPER--8.3%
Corporate Asset Funding Co.
3.70%, 9/4/01 ..................   A-1+      $2,295     $2,294,292

Heinz (H.J.) Co. 3.62%, 9/4/01 .    A-1       2,350      2,349,291

BellSouth Capital Funding Corp.
3.55%, 9/10/01 .................    A-1       1,500      1,498,669

Honeywell International, Inc.
3.60%, 9/12/01 .................    A-1       1,220      1,218,658

Heinz (H.J.) Co. 3.50%, 9/21/01     A-1       1,630      1,626,831
Kraft Foods, Inc. 3.54%, 9/21/01    A-1         905        903,220
------------------------------------------------------------------
TOTAL SHORT TERM OBLIGATIONS
(IDENTIFIED COST $9,890,961)                             9,890,961
------------------------------------------------------------------

TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $119,182,576)                         117,898,536(a)
Other assets and liabilites, net--0.4%                     439,870
                                                      ------------
NET ASSETS--100% ...............                      $118,338,406
                                                      ============



(a) Federal Income Tax Information: Net unrealized depreciation of investment securities is comprised of gross appreciation of $5,712,398 and gross depreciation of $7,726,878 for federal income tax purposes. At August 31, 2001, the aggregate cost of securities for federal income tax purposes was $119,913,016.
(b) Non-income producing.

                        See Notes to Financial Statements

PHOENIX-HOLLISTER VALUE EQUITY FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 2001

ASSETS
Investment securities at value
   (Identified cost $119,182,576)            $117,898,536
Cash                                                2,477
Receivables
   Investment securities sold                     532,976
   Fund shares sold                               343,479
   Dividends and interest                         169,914
                                             ------------
     Total assets                             118,947,382
                                             ------------
LIABILITIES
Payables
   Fund shares repurchased                        424,494
   Investment advisory fee                         52,162
   Distribution fee                                64,855
   Financial agent fee                             11,340
   Trustees' fee                                    8,132
   Payable to adviser                               1,114
Accrued expenses                                   46,879
                                             ------------
     Total liabilities                            608,976
                                             ------------
NET ASSETS                                   $118,338,406
                                             ============
NET ASSETS CONSIST OF:
Capital paid in on shares of
 beneficial interest                         $118,721,877
Undistributed net investment income               151,001
Accumulated net realized gain                     749,568
Net unrealized depreciation                    (1,284,040)
                                             ------------
NET ASSETS                                   $118,338,406
                                             ============
CLASS A
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $58,260,007)                     4,566,862
Net asset value per share                          $12.76
Offering price per share $12.76/(1-5.75%)          $13.54

CLASS B
Shares of beneficial interest outstanding,
  no par value, unlimited authorization
  (Net Assets $36,669,129)                      2,952,531
Net asset value and offering price per share       $12.42

CLASS C
Shares of beneficial interest outstanding,
   no par value, unlimited authorization
   (Net Assets $23,409,270)                     1,883,620
Net asset value and offering price per share       $12.43


                             STATEMENT OF OPERATIONS
                           YEAR ENDED AUGUST 31, 2001

INVESTMENT INCOME
Dividends                                    $  1,573,143
Interest                                          237,380
Foreign taxes withheld                             (6,982)
                                             ------------
     Total investment income                    1,803,541
                                             ------------
EXPENSES
Investment advisory fee                           758,404
Distribution fee, Class A                         123,295
Distribution fee, Class B                         330,790
Distribution fee, Class C                         187,236
Financial agent fee                               119,330
Transfer agent                                    110,893
Registration                                       41,924
Printing                                           30,243
Professional                                       28,099
Custodian                                          22,314
Trustees                                           19,571
Miscellaneous                                       8,857
                                             ------------
     Total expenses                             1,780,956
     Less expenses borne by
        investment adviser                       (124,158)
     Custodian fees paid indirectly                (4,258)
                                             ------------
     Net expenses                               1,652,540
                                             ------------
NET INVESTMENT INCOME                             151,001
                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
Net realized gain on securities                 3,803,605
Net change in unrealized appreciation
(depreciation) on
   investments                                (13,970,955)
                                             ------------
NET LOSS ON INVESTMENTS                       (10,167,350)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                           $(10,016,349)
                                             ============


                        See Notes to Financial Statements

PHOENIX-HOLLISTER VALUE EQUITY FUND

                       STATEMENT OF CHANGES IN NET ASSETS


                                                                                              Year Ended    Year Ended
                                                                                                8/31/01       8/31/00
                                                                                             ------------   -----------
FROM OPERATIONS
   Net investment income (loss)                                                              $    151,001   $  (135,742)
   Net realized gain (loss)                                                                     3,803,605     5,835,561
   Net change in unrealized appreciation (depreciation)                                       (13,970,955)    8,592,230
                                                                                             ------------   -----------
   INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                                (10,016,349)   14,292,049
                                                                                             ------------   -----------
FROM DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gains, Class A                                                                 (4,125,146)           --
   Net realized gains, Class B                                                                 (2,743,445)           --
   Net realized gains, Class C                                                                 (1,392,470)           --
                                                                                             ------------   -----------
   DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (8,261,061)           --
                                                                                             ------------   -----------
FROM SHARE TRANSACTIONS
CLASS A
   Proceeds from sales of shares (3,287,318 and 606,640 shares, respectively)                  46,692,986     8,320,634
   Net asset value of shares
   issued from reinvestment of distributions (281,813 and 0 shares,
   respectively)                                                                                4,052,824            --
   Cost of shares repurchased (1,529,227 and 306,420 shares, respectively)                    (21,729,099)   (4,139,619)
                                                                                             ------------   -----------
Total                                                                                          29,016,711     4,181,015
                                                                                             ------------   -----------
CLASS B
   Proceeds from sales of shares (1,249,934 and 206,446 shares, respectively)                  17,310,177     2,814,451
   Net asset value of shares issued from reinvestment of distributions
   (190,760 and 0 shares, respectively)                                                         2,685,788            --
   Cost of shares repurchased (280,219 and 474,334 shares, respectively)                       (3,798,118)   (6,583,909)
                                                                                             ------------   -----------
Total                                                                                          16,197,847    (3,769,458)
                                                                                             ------------   -----------
CLASS C
   Proceeds from sales of shares (1,162,509 and 688,069 shares, respectively)                  16,170,224     8,849,914
   Net asset value of shares issued from reinvestment of distributions
  (81,487 and 0 shares, respectively)                                                           1,147,715            --
   Cost of shares repurchased (212,171 and 95,182 shares, respectively)                        (2,953,678)   (1,307,763)
                                                                                             ------------   -----------
Total                                                                                          14,364,261     7,542,151
                                                                                             ------------   -----------
   INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   59,578,819     7,953,708
                                                                                             ------------   -----------
   NET INCREASE (DECREASE) IN NET ASSETS                                                       41,301,409    22,245,757

NET ASSETS
   Beginning of period                                                                         77,036,997    54,791,240
                                                                                             ------------   -----------
   END OF PERIOD [INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
     $151,001 AND $0, RESPECTIVELY]                                                          $118,338,406   $77,036,997
                                                                                             ============   ===========

                        See Notes to Financial Statements

PHOENIX-HOLLISTER VALUE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                        CLASS A
                                                   ------------------------------------------------------
                                                                                             FROM
                                                        YEAR ENDED AUGUST 31               INCEPTION
                                                   ----------------------------------     11/5/97 TO
                                                     2001          2000         1999         8/31/98
Net asset value, beginning of period                $15.03        $12.11       $ 8.94         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                    0.08          0.03         0.02           0.03
   Net realized and unrealized gain (loss)           (0.93)         2.89         3.20          (1.07)
                                                   -------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                (0.85)         2.92         3.22          (1.04)
                                                   -------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 --            --        (0.03)         (0.01)
   Dividends from net realized gains                 (1.42)           --           --             --
   In excess of net investment income                   --            --        (0.02)         (0.01)
                                                   -------        ------       ------         ------
     TOTAL DISTRIBUTIONS                             (1.42)           --        (0.05)         (0.02)
                                                   -------        ------       ------         ------
Change in net asset value                            (2.27)         2.92         3.17          (1.06)
                                                   -------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                      $12.76        $15.03       $12.11         $ 8.94
                                                   =======        ======       ======         ======
Total return(2)                                      (6.71)%       24.11%       35.89%        (10.28)%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)           $58,260       $37,977      $26,974        $19,766
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                              1.25%(7)      1.25%(7)     1.25%          1.25 %(6)
   Net investment income (loss)                       0.53%         0.20%        0.14%          0.31 %(6)
Portfolio turnover                                     249%          193%         192%            59 %(5)


                                                                        CLASS B
                                                   ------------------------------------------------------
                                                                                             FROM
                                                        YEAR ENDED AUGUST 31              INCEPTION
                                                   ----------------------------------     11/5/97 TO
                                                    2001           2000         1999         8/31/98
Net asset value, beginning of period                $14.77        $12.00       $ 8.89         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                   (0.03)        (0.08)       (0.07)         (0.04)
   Net realized and unrealized gain (loss)           (0.90)         2.85         3.19          (1.05)
                                                   -------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                (0.93)         2.77         3.12          (1.09)
                                                   -------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 --            --        (0.01)         (0.01)
   Dividends from net realized gains                 (1.42)           --           --             --
   In excess of net investment income                   --            --           --          (0.01)
                                                   -------        ------       ------         ------
     TOTAL DISTRIBUTIONS                             (1.42)           --        (0.01)         (0.02)
                                                   -------        ------       ------         ------
Change in net asset value                            (2.35)         2.77         3.11          (1.11)
                                                   -------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                      $12.42        $14.77       $12.00         $ 8.89
                                                   =======        ======       ======         ======
Total return(2)                                      (7.42)%       23.08 %      35.05 %       (10.92)%(5)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)           $36,669       $26,471      $24,709         $5,291
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(4)                              2.00%(7)      2.00%(7)     2.00%          2.00%(6)
   Net investment income (loss)                      (0.22)%       (0.57)%      (0.62)%        (0.45)%(6)
Portfolio turnover                                     249%          193%         192%            59%(5)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 1.38%, 1.47%,
    1.57% and 2.96% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(4) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.13%, 2.22%,
    2.32% and 3.71% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(5) Not annualized.
(6) Annualized.
(7) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX-HOLLISTER VALUE EQUITY FUND

                              FINANCIAL HIGHLIGHTS
     (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)


                                                                        CLASS C
                                                   ------------------------------------------------------
                                                                                             FROM
                                                        YEAR ENDED AUGUST 31               INCEPTION
                                                   ----------------------------------    11/20/97 TO
                                                     2001          2000         1999        8/31/98
Net asset value, beginning of period                $14.78        $12.00       $ 8.89         $10.00
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)(1)                   (0.03)        (0.07)       (0.07)         (0.04)
   Net realized and unrealized gain (loss)           (0.90)         2.85         3.19          (1.05)
                                                   -------        ------       ------         ------
     TOTAL FROM INVESTMENT OPERATIONS                (0.93)         2.78         3.12          (1.09)
                                                   -------        ------       ------         ------
LESS DISTRIBUTIONS
   Dividends from net investment income                 --            --        (0.01)         (0.01)
   Dividends from net realized gains                 (1.42)           --           --             --
   In excess of net investment income                   --            --           --          (0.01)
                                                   -------        ------       ------         ------
     TOTAL DISTRIBUTIONS                             (1.42)           --        (0.01)         (0.02)
                                                   -------        ------       ------         ------
Change in net asset value                            (2.35)         2.78         3.11          (1.11)
                                                   -------        ------       ------         ------
NET ASSET VALUE, END OF PERIOD                      $12.43        $14.78       $12.00         $ 8.89
                                                   =======        ======       ======         ======
Total return(2)                                      (7.41)%       23.17 %      34.91 %       (10.86)%(4)
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (thousands)           $23,409       $12,590       $3,108         $2,005
RATIO TO AVERAGE NET ASSETS OF:
   Operating expenses(3)                              2.00%(6)      2.00%(6)     2.00%          2.00%(5)
   Net investment income (loss)                      (0.22)%       (0.52)%      (0.60) %       (0.45)%(5)
Portfolio turnover                                     249%          193%         192%            59%(4)

(1) Computed using average shares outstanding.
(2) Maximum sales charges are not reflected in the total return calculation.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets would have been 2.13%, 2.22%,
    2.32% and 3.71% for the periods ended August 31, 2001, 2000, 1999 and 1998, respectively.
(4) Not annualized.
(5) Annualized.
(6) The ratio of operating expenses to average net assets excludes the effect of expense offsets for custodian fees; if expense offsets were included, the ratio would not significantly differ.

                        See Notes to Financial Statements

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001


1. SIGNIFICANT ACCOUNTING POLICIES
   Effective November 30, 2000, Phoenix Investment Trust 97 (the "Trust") is organized as a Delaware business trust, (prior to that date, the Trust was organized as a Massachusetts business trust) and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in two separate Series, each a "Fund". Each Fund has distinct investment objectives.
   Phoenix-Hollister Small Cap Value Fund seeks long-term capital appreciation. Phoenix-Hollister Value Equity Fund's primary investment objective is to seek long-term capital appreciation and its secondary objective is to seek current income.
   Each Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1 % contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Fund are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.
   The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:
   Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:
   Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:
   Each Fund is treated as a separate taxable entity. It is the policy of each Fund in the Trust to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:
   Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences include the treatment of nontaxable dividends, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:
   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:
   Each Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchanges rates or if the counterparty does not perform under the contract.
   A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001 (CONTINUED)

to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset. At August 31, 2001, the Trust had no forward currency contracts.

G. OPTIONS:
   Each Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.
   Each Fund will realize a gain or loss upon the expiration or closing of the options transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.
   Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid. At August 31, 2001, the Trust had no options.

H. EXPENSES:
   Expenses incurred by the Trust with respect to more than one Fund are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

I. REPURCHASE AGREEMENTS:
   A repurchase agreement is a transaction where a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. Each Fund, through its custodian, takes possession of securities collateralizing the repurchase agreement. The collateral is marked-to-market daily to ensure that the market value of the underlying assets remain sufficient to protect the Fund in the event of default by the seller. If the seller defaults and the value of the collateral declines, or, if the seller enters insolvency proceedings, realization of collateral may be delayed or limited. At August 31, 2001, the Trust had no repurchase agreements.


2. INVESTMENT ADVISORY FEE AND RELATED PARTY
TRANSACTIONS
   As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Fund:

                                      1st      $1-2      $2+
Fund                              $1 Billion  Billion   Billion
------                            ----------  -------   --------
Small Cap Value Fund ...........   0.90%       0.85%     0.80%
Value Equity Fund ..............   0.75%       0.70%     0.65%

   The Advisor has voluntarily agreed to assume total operating expenses of each Fund, excluding interest, taxes, brokerage fees, commissions and extraordinary expenses, until August 31, 2001, to the extent that such expenses exceed the following percentages of the average annual net asset values for each Fund:

                                   Class A    Class B   Class C
                                   Shares     Shares    Shares
                                   --------   -------   --------
Small Cap Value Fund ...........     1.40%      2.15%    2.15%
Value Equity Fund ..............     1.25%      2.00%    2.00%

   As Distributor of the Trust's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect wholly-owned subsidiary of PNX, has advised the Trust that it retained net selling commissions of $74,349 for Class A shares, and deferred sales charges of $89,960 for Class B shares and $11,149 for Class C shares for the year ended August 31, 2001. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares applied to the average daily net assets of the Fund. The Distributor has advised the Trust that of the total amount expensed for the year ended August 31, 2001, $995,217 was retained by the Distributor, $539,657 was paid to unaffiliated participants, and $20,132 was paid to W.S. Griffith Securities, Inc., an indirect subsidiary of PNX.
   As Financial Agent of each Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. For the year ended August 31, 2001, financial agent fees were $285,818, of which PEPCO received $72,000. The current fee schedule of PFPC Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of each Fund. Certain minimum fees and fee waivers may apply.
   PEPCO serves as the Trust's Transfer Agent with State Street
Bank and Trust Company as sub-transfer agent. For the year ended August 31, 2001, transfer agent fees were $392,649, of which PEPCO retained $139,836, which is net of the fees paid to State Street.

PHOENIX INVESTMENT TRUST 97
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2001 (CONTINUED)

   For the year ended August 31, 2001, the Trust paid PXP Securities Corp., an indirect wholly-owned subsidiary of PNX, brokerage commissions of $235,010 in connection with portfolio transactions effected by it.
   At August 31, 2001, TPC and its affiliates held shares of the Trust which aggregated the following:

                                                    Aggregate Net
                                       Shares        Asset Value
                                      ----------    -------------
Value Equity Fund, Class A .....       409,079      $ 5,219,848
Value Equity Fund, Class B .....     1,088,316       13,516,885

3. PURCHASE AND SALE OF SECURITIES
   Purchases and sales of securities during the year ended August 31, 2001 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:

                                    Purchases        Sales
                                  ------------   ------------
Small Cap Value Fund ...........  $406,669,827   $343,768,693
Value Equity Fund ..............  285,411,826     243,320,478

   There were no purchases or sales of long-term U.S. Government and agency securities during the year ended August 31, 2001.

4. CREDIT RISK
   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS
   Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended August 31, 2001, the Small Cap Value Fund deferred capital losses in the amount of $21,421,340.

6. RECLASSIFICATION OF CAPITAL ACCOUNTS
   In accordance with accounting pronouncements, the Trust has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of August 31, 2001, each Fund recorded the following reclassifications to increase (decrease) the accounts listed below:

                                                             Capital paid
                         Undistributed     Accumulated       in on shares
                        net investment     net realized      of beneficial
                            income         gains (loss)         interest
                        --------------     ------------      -------------
Small Cap Value Fund .   $1,124,886         $(532,133)          $(592,753)


--------------------------------------------------------------------------------
                       TAX INFORMATION NOTICE (UNAUDITED)

   For the fiscal year ended August 31, 2001, each Fund designated the following amounts as long-term capital gain dividends.
   Small Cap Value Fund ...............    $2,384,075
   Value Equity Fund ..................     4,962,427
--------------------------------------------------------------------------------

   This report is not authorized for distribution to prospective investors in the Phoenix Investment Trust 97 unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

[PRICEWATERHOUSECOOPERS GRAPHIC OMITTED]

To the Board of Trustees and Shareholders of Phoenix Investment Trust 97:


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix-Hollister Small Cap Value Fund and Phoenix-Hollister Value Equity Fund (constituting the Phoenix Investment Trust 97, hereafter referred to as the "Trust") at August 31, 2001, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.




[GRAPHIC OMITTED]




Boston, Massachusetts
October 8, 2001

PHOENIX INVESTMENT TRUST 97
101 Munson Street
Greenfield, Massachusetts 01301


TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Geraldine M. McNamara
Everett L. Morris
James M. Oates
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
William R. Moyer, Executive Vice President
John F. Sharry, Executive Vice President
Christian C. Bertelsen, Vice President
Robert S. Driessen, Vice President
John Laforge, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
Mutual Fund Services                         1-800-243-1574
Advisor Consulting Group                     1-800-243-4361
Text Telephone                               1-800-243-1926
Web site                         WWW.PHOENIXINVESTMENTS.COM


--------------------------------------------------------------------------------
IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission has modified mailing
regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574
--------------------------------------------------------------------------------

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

PHOENIX EQUITY PLANNING CORPORATION
PO Box 150480
Hartford, CT 06115-0480

[PHOENIX INVESTMENT PARTNERS GRAPHIC OMITTED]

For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or WWW.PHOENIXINVESTMENTS.COM.

PXP 215 (10/01)

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